SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________
FORM 8-K
CURRENT REPORT
Filed Pursuant to Section 13 or 15 (d) of the Securities Act of 1934
Date of Report (Date of earliest event reported): December 15, 2003

CAPACITIVE DEIONIZATION TECHNOLOGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 000-28291

Nevada	86-0867960
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

13636 Neutron Rd., Dallas, TX 75244
(Address of principal executive offices)

Registrant's telephone number, including area code: 972-934-1586

Not Applicable
(Former name or former address, if applicable)

Item 5. Other Events.

Capacitive Deionization Technology Systems, Inc. hereby incorporates by reference herein its press release dated December 15, 2003 regarding the establishment of a joint venture in Japan with Air Water, Inc., a copy of which is incorporated as Exhibit 99.0 attached hereto.

Item 7. Exhibits

99.0 Press Release dated December 15, 2003

SIGNATURES
Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report tobe signed on its behalf by the undersigned hereunto duly authorized.

CAPACITIVE DEIONIZATION TECHNOLOGY
SYSTEMS, INC.

/s/ Dallas Talley
Dallas Talley
(Chairman and Chief Executive Officer)
Date: December 16, 2003